Exhibit 99.8

REMORA CAPITAL PARTNERS II QP, LP

CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED

JUNE 30, 2025

REMORA CAPITAL PARTNERS II QP, LP

STATEMENT OF FINANCIAL CONDITION

As of
June 30, 2025
Assets

Loans funded, at fair value (cost $46,935,668.68)	$46,872,549
Cash and cash equivalents	14,834,402
Interest receivable	157,666
Other assets	102,688

Total assets	$61,967,304

Liabilities and partners’ capital

Liabilities
Advance capital contributions	$2,577,000
Due to related party	1,350,809
Capital distributions payable	1,538,171
Reserve for bad debts	208,689
Accrued expenses	108,130

Total liabilities	5,782,800

Partners’ capital	56,184,504

Total liabilities and partners’ capital	$61,967,304

See accompanying notes to financial statements.

REMORA CAPITAL PARTNERS II QP, LP

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Aerospace & Defense
JA Moody LLC	First lien senior secured loan	S +	5.00%		11/29/2029	760,444	748,689	760,444
PAG Holding Corp.	First lien senior secured loan	S +	4.75%		12/22/2029	560,510	552,144	560,510
							1,300,834	1,320,953	2.4%
Air Freight & Logistics
US Pack Logistics LLC	First lien senior secured loan	S +	6.50%		5/25/2026	377,211	374,273	377,211
							374,273	377,211	0.7%
Automobiles
CAP-KSI Holdings, LLC	First lien senior secured loan	S +	5.25%		6/28/2030	1,075,966	1,062,499	1,075,966
CentralBDC Enterprises, LLC	First lien senior secured loan	S +	5.25%		6/11/2029	1,040,356	1,028,049	1,040,356
							2,090,548	2,116,322	3.8%
Building Products
LGC US Finco, LLC	First lien senior secured loan	S +	6.50%		12/20/2025	618,722	615,230	618,722
Catalyst Acoustics Group, Inc.	First lien senior secured loan	S +	5.00%		11/12/2030	735,647	725,606	735,647
							1,340,836	1,354,369	2.4%
Chemicals
Zep Holdco Inc.	First lien senior secured loan	S +	5.00%		6/30/2031	2,085,432	2,064,578	2,064,578
							2,064,578	2,064,578	3.7%

REMORA CAPITAL PARTNERS II QP, LP

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Commercial Services & Supplies
Cultural Experiences Abroad, LLC	First lien senior secured loan	S +	6.00%		8/16/2028	1,339,800	1,318,262	1,339,800
Cultural Experiences Abroad, LLC	First lien senior secured loan	S +	6.00%		8/16/2028	314,109	308,559	314,109
Gator Plastic Intermediate Holdings, LLC	First lien senior secured loan	S +	7.00%		10/14/2027	551,407	541,312	549,041
							2,168,134	2,202,950	3.9%
Construction & Engineering
Patuxent Roofing and Contracting, LLC	First lien senior secured loan	S +	5.50%	1%	4/22/2027	1,511,890	1,491,338	1,491,339
PRIME ABA HOLDINGS, INC.	First lien senior secured loan	S +	4.75%		9/16/2030	917,492	900,490	917,492
Puris LLC	First lien senior secured loan	S +	5.75%		6/30/2031	876,912	872,775	872,775
Rose Paving, LLC	First lien senior secured loan	S +	5.00%		11/7/2029	1,201,537	1,185,637	1,201,537
Vertex Companies, Inc.	First lien senior secured loan	S +	5.00%		8/31/2027	408,988	408,988	408,988
							4,859,228	4,892,131	8.7%

REMORA CAPITAL PARTNERS II QP, LP

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Diversified Consumer Services
Talent Worldwide Inc.	First lien senior secured loan	S +	6.25%		12/18/2029	654,610	642,428	654,610
Talent Worldwide Inc.	First lien senior secured loan	S +	6.25%		12/18/2029	138,910	135,878	138,910
							778,307	793,520	1.4%
Diversified Financial Services
Aite Group, LLC	First lien senior secured loan	S +	5.50%	1.0%	6/9/2027	414,495	414,495	414,122
Global Holdings Interco LLC	First lien senior secured loan	S +	5.50%		9/16/2027	1,178,370	1,159,608	1,174,342
							1,574,104	1,588,465	2.8%
Electrical Equipment
Douglas Electrical Components, Inc.	First lien senior secured loan	S +	4.75%		8/31/2028	267,161	263,284	267,161
							263,284	267,161	0.5%
Food & Staples Retailing
PAK Quality Foods Acquisition LLC	First lien senior secured loan	S +	5.75%		12/28/2029	576,074	567,448	576,074
QVF Acquisition, Inc.	First lien senior secured loan	S +	5.25%		12/23/2030	1,153,064	1,137,264	1,153,064
							1,704,712	1,729,138	3.1%
Freight & Logistics
One Stop Mailing LLC	First lien senior secured loan	S +	6.25%		5/7/2027	407,959	407,959	407,959
							407,959	407,959	0.7%

REMORA CAPITAL PARTNERS II QP, LP

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Health Care Equipment & Supplies
GAINLINE TUBING INTERMEDIATE, LLC	First lien senior secured loan	S +	5.75%		7/2/2030	808,003	794,522	808,003
Modular Devices Acquisition, LLC	First lien senior secured loan	S +	5.75%		12/28/2026	421,403	416,186	421,403
							1,210,708	1,229,405	2.2%
Health Care Providers & Services
Science Care Parent Inc.	First lien senior secured loan	S +	5.25%		7/23/2027	1,125,110	1,116,771	1,125,110
							1,116,771	1,125,110	2.0%
Health Care Technology
Advent Home Medical LLC	First lien senior secured loan	S +	5.75%		3/4/2026	270,956	270,956	270,956
Advent Home Medical LLC	First lien senior secured loan	S +	5.75%		3/4/2026	136,999	136,999	136,999
							407,954	407,954	0.7%
Hotels, Restaurants & Leisure
NTM Acquisition Corp.	First lien senior secured loan	S +	6.75%		6/18/2026	682,540	677,944	682,540
							677,944	682,540	1.2%
Household Products
TPC US Parent, LLC	First lien senior secured loan	S +	5.75%		11/22/2025	648,068	645,307	648,068
							645,307	648,068	1.2%
Interactive Media & Services
Boostability Parent, Inc.	First lien senior secured loan	S +	5.25%		7/12/2029	1,058,740	1,041,679	1,058,740
Exec Connect Intermediate LLC	First lien senior secured loan	S +	5.25%		3/11/2029	490,577	483,338	490,577
							1,525,017	1,549,316	2.8%

REMORA CAPITAL PARTNERS II QP, LP

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
IT Services
Crosslake Intermediate, LLC	First lien senior secured loan	S +	5.00%		5/17/2029	551,205	542,704	551,205
Focal Point Solutions Group, LLC	First lien senior secured loan	S +	5.75%	0.50%	7/15/2027	719,055	713,340	719,055
							1,256,044	1,270,260	2.3%
Machinery
All States Ag Parts, LLC	First lien senior secured loan	S +	6.26%	0.50%	9/1/2026	400,473	400,473	400,473
EDGE Intermediate, LLC	First lien senior secured loan	S +	5.25%		6/5/2029	579,803	570,683	579,803
VP Heron Parent, Inc.	First lien senior secured loan	S +	5.75%		1/8/2029	589,149	579,807	589,149
							1,550,962	1,569,424	2.8%
Media
CF512, Inc.	First lien senior secured loan	S +	6.25%		9/1/2026	396,844	396,844	396,844
HH Global Finance Limited	First lien senior secured loan	S +	6.18%		2/25/2027	1,246,084	1,246,084	1,246,084
							1,642,929	1,642,929	2.9%

REMORA CAPITAL PARTNERS II QP, LP

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Professional Services
Envirotech Services, LLC	First lien senior secured loan	S +	5.75%		1/18/2029	1,653,139	1,624,343	1,653,139
MOXFIVE LLC	First lien senior secured loan	S +	5.00%		8/16/2029	1,005,881	989,269	1,005,881
MOXFIVE LLC	First lien senior secured loan	S +	5.00%		8/16/2029	784,666	772,224	784,666
Penta Group, LLC	First lien senior secured loan	S +	4.75%		6/21/2026	413,882	413,882	413,882
Providus MPS Buyer LLC	First lien senior secured loan	S +	5.00%		8/16/2029	1,216,127	1,196,043	1,216,127
							4,995,760	5,073,694	9.0%
Software
402 Ventures, LLC	First lien senior secured loan	S +	5.00%		9/26/2029	1,230,592	1,214,973	1,230,592
Concord III, L.L.C.	First lien senior secured loan	S +	6.00%		12/20/2028	833,917	820,738	833,917
Exigo, LLC	First lien senior secured loan	S +	6.25%		3/15/2027	410,055	410,055	410,055
Imagine Acquisitionco, Inc.	First lien senior secured loan	S +	5.00%		11/16/2027	1,648,633	1,645,417	1,648,633
MotionPoint Corporation	First lien senior secured loan	S +	6.00%		3/31/2026	409,489	409,489	409,489
QM Buyer, Inc.	First lien senior secured loan	S +	5.00%		12/6/2030	1,103,470	1,088,475	1,103,470
							5,589,148	5,636,156	10.0%

REMORA CAPITAL PARTNERS II QP, LP

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2025

In U.S. Dollars

		Interest(2)
Company(1)	Type of Investment	Ref. Rate	Cash Rate	PIK	Maturity Date	Principal Amount(3)	Amortized Cost	Fair Value(4)	% of Net Assets
Non-controlled/non-affiliated portfolio company investments
First Lien Secured Debt
Trading companies & distributors
AIDC IntermediateCo. 2, LLC	First lien senior secured loan	S +	5.50%		7/22/2027	1,230,311	1,230,311	1,230,311
Dusk Acquisition II Corporation	First lien senior secured loan	S +	6.00%		7/12/2029	1,653,139	1,624,256	1,653,139
							2,854,567	2,883,450	5.1%
Transportation and Logistics
A. Stucki Company	First lien senior secured loan	S +	4.75%		3/27/2030	1,520,566	1,509,755	1,509,755
							1,509,755	1,509,755	2.7%
Transportation Infrastructure
Site Services Acquisition, LLC	First lien senior secured loan	S +	5.00%		3/1/2028	1,647,522	1,629,050	1,647,522
							1,629,050	1,647,522	2.9%
Water Utilities
Greenrise Technologies, LLC	First lien senior secured loan	S +	6.50%		7/19/2029	882,207	867,908	882,207
							867,908	882,207	1.6%

Total Investments							46,406,620	46,872,549	84%

(1)	All portfolio company headquarters are based in the United States.
(2)	There are no non-accrual nor non-income producing debt investments. Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable Secured Overnight Financing Rate, or “S+”, or Prime rate, or “P”. The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. SOFR loans are typically indexed to a 30-day, 90-day or 180-day SOFR rates (1M S, 3M S, or 6M S, respectively) at the borrower’s option. All securities are subject to a SOFR or Prime rate floor where a spread is provided, unless noted.
(3)	Principal is net of repayments. Cost is net of repayments and accumulated unearned income.
(4)	Valued based on our accounting policy. The value of all securities was determined using significant unobservable inputs.

REMORA CAPITAL PARTNERS II QP, LP

STATEMENT OF OPERATIONS

For the
Six Months Ended
June 30, 2025
Investment income
Interest	$2,412,050
Fees and other income	9,662

Total investment income	2,421,712

Expenses
Management fees	209,734
Interest paid to sub-manager	147,436
Reserve for bad debts	41,221
Fund administrator fees	27,492
Professional fees and other	50,614

Total expenses	476,495

Net investment income	1,945,216

Realized and unrealized appreciation on loans funded
Net change in unrealized appreciation on loans funded	112,372

Net gain on loans funded	112,372

Net income	2,057,589

See accompanying notes to financial statements.

REMORA CAPITAL PARTNERS II QP, LP

STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

For The Six Months Ended June 30, 2025

	General	Limited
	Partner	Partners	Total

Partners’ capital, beginning of year	$84,253	$44,001,835	$44,086,088

Capital Additions		12,482,000	12,482,000

Capital Withdrawals	(75)	(2,441,097)	(2,441,172)

Allocation of net income
Pro rata allocation	80	2,057,509	2,057,588
Carry amount allocation	43,536	(43,536)	-

	43,616	2,013,973	2,057,588

Partners’ capital, end of year	$127,793	$56,056,711	$56,184,504

See accompanying notes to financial statements.

REMORA CAPITAL PARTNERS II QP, LP

STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2025

Cash flow from operating activities
Net income	$2,057,589
Adjustments to reconcile net income to net cash used in operating activities:
Change in unrealized gain on investments	(112,372)
Reserve for bad debts	41,221
Loans funded, net of principal repayments	(5,990,284)
Net transfer of investments from related party	(2,041,821)
Amortization of premium and accretion of discount	42,596
Amortization of deferred organizational cost	10,828
Changes in operating assets and liabilities:
Interest receivable and other accounts receivable	(35,691)
Other assets	(8,301)
Due from related party	141,146
Accrued expenses and other liabilities	4,908
Net cash used in operating activities	(5,890,182)

Cash flow from financing activities
Capital contributions, net of advance contributions	13,016,000
Capital distributions, net of capital distributions payable	(1,712,289)
Net cash provided by financing activities	11,303,711

Net change in cash	5,413,529

Cash, beginning of period	9,420,873

Cash, end of period	$14,834,402

See accompanying notes to financial statements.

REMORA CAPITAL PARTNERS II QP, LP

NOTES TO THE FINANCIAL STATEMENTS

1. Nature of the Entity and Its Operations

Remora Capital Partners II QP, LP (the “Partnership”) is a Delaware limited partnership which was organized in May 2023 and commenced operations December 4, 2023.

The Partnership’s investment objective is to generate a stable fixed interest income stream and preserve capital through superior loan selection and risk mitigation. The Partnership intends to build a diversified portfolio consisting primarily of high-quality, senior secured loans to middle—market companies with headquarters or principal operations in the United States and Canada. The Partnership primarily establishes co-investment programs with loan originators or their affiliates to purchase loan assets (or participations in loan assets) from originators or their affiliates on a secondary basis and makes opportunistic secondary market purchases of loan assets. The Partnership (directly or via sub-manager agreements) may purchase loan assets as a co-lender or as a “club” lender, and may participate in loan syndications. The Partnership may also invest in other types of loans and debt securities, collateralized loan obligations, collateralized debt obligations and other securities, and invest in funds and other pooled investment vehicles managed by sub-managers.

The Partnership’s activities are managed by Remora Capital Partners II GP, LLC (the “General Partner”). The General Partner has engaged Remora Capital Management, LLC (the “Manager”) to serve as an investment advisor and manager for the Partnership, including with respect to the establishment of co-Investment programs and the selection, evaluation, retention and termination of co-investment partners and loan investments.

The General Partner is responsible for all management decisions on behalf of the Partnership and has discretionary authority over the Partnership’s assets. Refer to the Partnership’s Offering Memorandum for more information.

The Partnership conducts a continuing private offering of its Interests, which are sold to qualified investors. Investors must be “accredited investors” (as defined in Regulation D under the Securities Act) who are “qualified purchasers” (as defined in the Investment Company Act of 1940).

2. Basis of Presentation

Management has prepared these financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) on behalf of the Partnership. Since the Partnership is considered to be an investment company it follows the specialized accounting and reporting guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

These financial statements were approved by management and available for issuance on October 31, 2025. Subsequent events have been evaluated through this date.

REMORA CAPITAL PARTNERS II QP, LP

NOTES TO THE FINANCIAL STATEMENTS

3. Summary of Significant Accounting Policies

The Partnership carries its investments at fair value. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal or most advantageous market for the security (i.e. the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. A fair value hierarchy provides for prioritizing inputs to valuation techniques used to measure fair value into three levels:

Level 1	Observable inputs such as unadjusted quoted prices in active markets for identical assets or liabilities. Management may determine that a market is active even if the size of the position held is significant relative to trading volume. Accordingly, a large position in a single security traded in an active market is measured at the quoted market price not adjusted because of the size of the position relative to trading volume (blockage factor) even if the market’s normal trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price.

Level 2	Inputs other than quoted market prices that are observable, either directly or indirectly, and reasonably available. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the Partnership.

Level 3	Significant unobservable inputs used when there is little or no market activity. Unobservable inputs reflect the assumptions that the General Partner develops based on available information about what inputs market participants would use in valuing the asset or liability.

An asset or liability’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Availability of observable inputs can vary and is affected by a variety of factors. The General Partner uses judgment in determining the fair value of assets and liabilities. Level 3 assets and liabilities involve greater judgment than Level 1 or Level 2 assets and liabilities. The level of input used for valuing securities is not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Partnership’s major categories of securities measured at fair value on a recurring basis are as follows:

Loans Funded

The Partnership presents its investments at fair value in accordance with FASB ASC Topic 820, Fair Value Measurements. ASC 820 outlines three acceptable valuation techniques: the market approach, cost approach, and income approach.

The Partnership calculates the fair value of its financial instruments and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. At June 30, 2025, the fair values of the Partnership’s financial instruments reasonably approximate the carrying values and no additional disclosure is necessary.

Investment Income and Loan Fees

Investment transactions are accounted for on a trade-date basis. Interest is recognized on the accrual basis and includes amortization of purchase discounts and premiums. Discounts and premiums to par value are accreted or amortized into interest income over the contractual life of the respective security. The amortized cost of the investments represents the original cost adjusted for the accretion and amortization of discounts and premiums, if any. If a loan is in default, interest is no longer accrued and any payments received are applied against the cost of the loan unless the loan agreement is amended. Per the terms of the loan agreements, the Partnership may receive loan fees with respect to each loan funded. The loan fees are non-refundable and are recognized as income when received.

REMORA CAPITAL PARTNERS II QP, LP

NOTES TO THE FINANCIAL STATEMENTS

3. Summary of Significant Accounting Policies (concluded)

Income Taxes

The Partnership does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns. However, certain non-United States dividend income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The Partnership files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions.

The Partnership is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Partnership has determined that it has not incurred any liability for unrecognized tax benefits as of June 30, 2025, The Partnership does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal, U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Cash

Substantially all the Partnership’s cash is held by one financial institution. Such deposits may, at times, exceed federally insured limits.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership’s management to make estimates and assumptions in determining the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

4. Fair Value Measurements

The Partnership’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Partnership’s significant accounting policies in Note 3. The following table presents information about the Partnership’s assets measured at fair value as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Loans funded at fair value
Loans funded	-	-	46,872,549	46,872,549
Total Loans funded	$-	$-	$46,872,549	$46,872,549

The Partnership’s policy is to recognize transfers in and out of each level of the fair value hierarchy as of the beginning of the period. For the six month period ended June 30, 2025, there were no transfers in or transfers out of Level 1, 2 or 3. Refer to the schedule of investments for investments listed by country and industry.

Investments within the Level 3 hierarchy totaling $46,872,549 were valued based on observable and unobservable but non-quantitative inputs as of June 30, 2025. As of June 30, 2025, the fair value is based on the cost basis plus amortized original issue discount, and is adjusted for broker quotes, which represents the General Partner’s estimate of net realizable value.

REMORA CAPITAL PARTNERS II QP, LP

NOTES TO THE FINANCIAL STATEMENTS

5. Investment Risk

The Partnership’s investing activities expose it to various types of risks that are associated with the markets and financial instruments in which it invests. The significant types of financial risks to which the Partnership is exposed include, but are not limited to, market risk, credit risk, liquidity risk and interest rate risk.

Market Risk

Market risk encompasses the potential for both losses and gains and includes, but is not limited to, price risk. The Partnership’s investments are long-term and illiquid and there is no assurance that the Partnership will achieve investment objectives including targeted returns.

Credit Risk

The value of the Partnership’s investments will generally fluctuate in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Liquidity Risk

The Partnership generally invests in loans and debt securities of private companies. Substantially all of these securities are subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of its investments may make it difficult for the Partnership to sell such investments if the need arises. In addition, if the Partnership is required to liquidate all or a portion of its portfolio quickly, the Partnership may realize significantly less than the value at which it had previously recorded its investments. The extent of this exposure is reflected in the carrying value of these financial assets and recorded in the Statement of Financial Condition. Among other things liquidity could be impaired by an inability to access secured and/or unsecured sources of financing.

Interest Rate Risk

The performance of the Partnership’s investment income will generally fluctuate with, among other things, changes in prevailing interest rates, general economic conditions, changes in the credit market, credit quality, the size and composition of the assets in our portfolio developments or trends in any particular industry and the financial condition of the issuer and other business developments.

REMORA CAPITAL PARTNERS II QP, LP

NOTES TO THE FINANCIAL STATEMENTS

5. Investment Risk (concluded)

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. As June 30, 2025, 100% of the investments at fair value in our portfolio were at variable rates, subject to interest rate floors.

6. Related Party Transactions

The Partnership pays a quarterly management fee to the General Partner for providing investment management services to the Partnership as of the first business day of each quarter in advance equal to 0.25%-0.375% (1%-1.5% per annum) of the total principal amount of the partnership’s portfolio investments (including borrowings used to acquire portfolio investments) as of the first business day of each quarter. The General Partner, in its sole discretion, may agree to waive or reduce the management fee rate for certain limited partners. The Partnership incurred management fees of $209,734 for the six months ended June 30, 2025.

In addition to managing the Partnership, the General Partner also manages Remora Capital Partners II, LP, a Delaware limited partnership (“RCP II LP”). The Partnership and RCP II LP operate as parallel fund investment vehicles that invest side-by-side pro-rata, based on available capital, in the same portfolio. The Partnership and RCP II LP have entered into a rebalancing agreement whereby, during the investment period, the investments are rebalanced based upon the beginning capital in each entity on a monthly basis to enable pro-rata investment in the same portfolio. For the three months ended June 30, 2025, the Partnership transferred $886,974 principal amount of loans (net of sales) from RCP II LP per the terms of the rebalancing agreement.

As of June 30, 2025, $1,350,809 of rebalancing transactions and other shared expenses remain outstanding and are recorded as due to related party on the Statement of Financial Condition.

7. Partners’ Capital

Allocations of Profits and Losses

Profits and losses are generally allocated among the partners in accordance with their respective ownership interests at the time such amounts are recognized for financial reporting purposes under U.S. GAAP. Such amounts may differ significantly from amounts reported for income tax purposes.

Capital Contributions and Withdrawals

To the extent the General Partner determines, in its sole discretion, that the Partnership has available liquidity, with at least forty-five (45) days’ prior written notice, a limited partner may withdraw all of their capital account as of the last day of any quarter. Upon such withdrawal, a limited partner would receive 85% of their capital account value (90% of which is paid at withdrawal and the remaining 10% is paid after the completion of the next annual audit) and the Partnership would retain the additional 15% early withdrawal penalty. The General Partner may waive these withdrawal restrictions for any limited partner.

REMORA CAPITAL PARTNERS II QP, LP

NOTES TO THE FINANCIAL STATEMENTS

7. Partners’ Capital (concluded)

All net distributable proceeds shall be paid or distributed, as defined in the Limited Partnership Agreement in the following order of priority:

first, one hundred percent (100%) to such limited partner until such limited partner has received cumulative distributions of investment proceeds equal to its aggregate capital contributions;

second, one hundred percent (100%) to such limited partner until cumulative distributions of investment proceeds to such limited partner are sufficient to provide such limited partner with an internal rate of return of six percent (6%) per annum, compounded annually, with respect to such limited partner’s aggregate capital contributions, calculated from the date each such capital contribution was funded until the date of distribution thereof;

third, one hundred percent (100%) to the General Partner until such time as the General Partner has received distributions in respect of such limited partner equal to twenty percent (20%) of the sum of all distributions made to such limited partner in excess in excess of the limited partners aggregate capital contributions and all distributions to the General Partner with respect to amounts apportioned to such limited partner and, fourth, eighty percent (80%) to such limited partner and twenty percent (20%) to the General Partner.

For the six months ended June 30, 2025, carried interest allocated to the General Partner was $43,536.

8. Fund Administrator

Panoptic Fund Administration, Inc. serves as the Partnership’s administrator and performs certain administrative and clerical services on behalf of the Partnership.

9. Financial Highlights

Financial highlights for the six months ended June 30, 2025, are as follows:

Total return	4.20%
Carried interest	-0.10%
Total return after carried interest	4.10%

Expense ratio	0.90%
Carried interest	0.10%
Expense plus carried interest ratio	1.00%

Net investment income ratio	3.80%

Financial highlights are calculated for the limited partner class taken as a whole. The ratios’ inputs, excluding non-recurring income and expenses, have been annualized. An individual limited partner’s return and ratios may vary based on different management fee arrangements and the timing of capital transactions. The net investment income ratio does not reflect the effects of change in unearned carried interest to the General Partner.

REMORA CAPITAL PARTNERS II QP, LP

NOTES TO THE FINANCIAL STATEMENTS

10. Subsequent Events

The Partnership has performed an evaluation of subsequent events through October 31, 2025, which is the date the financial statements were available to be issued.

On April 3, 2025, the General Partner and the Manager, began a consent solicitation to amend the limited partnership agreements of the Fund. As of April 30, 2025, a majority of the limited partners voted to approve the First Amendment to the Fund’s Amended and Restated Limited Partnership Agreement. The First Amendment authorizes the Partnership, in the sole discretion of the General Partner, to convert to corporate form or otherwise restructure or reorganize for the purpose of electing (or for the purchaser of the assets of the Partnership or the surviving successor entity in the merger, restructuring or reorganization, as applicable) to elect to be regulated as a business development company (a “BDC”) under the Investment Company Act (as defined in Section 2(c)).

Remora Capital Corporation (the “Company”) was formed on October 1, 2024 as a Maryland corporation. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company is externally managed by Remora Capital Management, LLC (the “Adviser” and “Remora”), a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser oversees the management of the Company’s activities and is responsible for making investment decisions with respect to the Company’s portfolio.

On September 5, 2025, immediately prior to the Company electing to be regulated as a BDC (the “BDC Election”), each of Remora Capital Partners I, LP (“Fund I”), Remora Capital Partners II, LP (the Partnership or “Fund II”), Remora Capital Partners I QP LP (“Fund I QP”), and Remora Capital Partners II QP, LP (“Fund II QP” and collectively with Fund I, Fund II, and Fund I QP, the “Funds”) merged with and into the Company (the “Mergers”). As a result of the Mergers, the Company issued 16,213,447.182 shares of common stock, par value $0.001 per share (“Common Stock”), 332,696 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), and acquired a portfolio of assets consisting of $243 million of loans to 82 borrowers (including undrawn commitments of revolving credit facilities and delayed draw term loans), cash and other assets totaling $266.7 million, which had an aggregate net asset value (“NAV”) of $165,461,431.82. After the Mergers, the Company made the BDC Election and commenced operations.

The description above is only a summary of the material provisions of the Merger Agreements and is qualified in its entirety by reference to copies of each of the Merger Agreements, which are filed as Exhibits 2.1, 2.2, 2.3, and 2.4 to the Company’s current report on Form 8-K filed on September 11, 2025 and incorporated herein by reference.

On September 5, 2025, the Company refinanced the Truist Credit Facility and entered into a Revolving Credit and Security Agreement (the “Credit Facility Agreement”) for a special purpose vehicle financing credit facility (the “Credit Facility”) by and among RCC SPV, LLC (“RCC SPV”) as borrower, the Company, as servicer, Atlas, as administrative agent, Atlas Securitized Products, L.P., as lead arranger, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as custodian and as document custodian, each of the managing agents party thereto from time to time, and each of the conduit lenders and institutional lenders party thereto from time to time. The Credit Facility provides for $150 million of initial commitments with (x) a committed accordion feature pursuant to which the commitments shall be increased to $250 million, at the Company’s option with 15 business days’ notice, or by no later than the first anniversary of the closing date of the Credit Facility, and (y) an uncommitted accordion feature that allows for commitments up to $500 million from new and existing lenders on the same terms as the existing commitments, subject to market conditions. Advances under the Credit Facility bear interest at one-month Term SOFR plus an applicable margin of 2.00% during the revolving period. Subject to certain performance conditions, the applicable margin could increase to 2.25% during the revolving period and could range up to 2.50% during the amortization or “End of Life Option” periods (as defined in the Credit Facility Agreement). The Credit Facility Agreement provides for an unused commitment fee of 0.50% per annum on the unused commitments up to 50% of the commitments and 0.75% on the unused commitments in excess of 50% of the commitments, as well as other customary fees, from the effective date of the Credit Facility through September 5, 2028. The Credit Facility matures on September 5, 2030; provided, however, that RCC SPV and Atlas may mutually agree to extend the maturity date to September 5, 2032 pursuant to the “End of Life Option” under the Credit Facility Agreement.

The description above is only a summary of the material provisions of the SPV Facility and is qualified in its entirety by reference to the copy of the Credit Agreement, which is filed as Exhibit 10.8 to the Company’s current report on Form 8-K filed on September 11, 2025 and is incorporated herein by reference thereto.